                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934.

                Date of Report (Date of Earliest Event Reported):
                                  MARCH 9, 1994


                         TOYOTA MOTOR CREDIT CORPORATION

             [Exact name of registrant as specified in its charter)


          CALIFORNIA               1-9961                   95-3775816

          (State or other     (Commission File Number)      (IRS Employer
          jurisdiction of                                   Identification
          incorporation)                                    No.)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509

               (Address of Principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (310) 787-1310


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

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

Exhibit
  No.          Description
- ---------      -----------
1.1(a)         Distribution Agreement dated October 17, 1991 between Toyota
               Motor Credit Corporation, Merrill Lynch, Pierce, Fenner & Smith
               Incorporated and Shearson Lehman Brothers Inc.

1.1(b)(1)      Amendment No.1 to Distribution Agreement dated September 1, 1992, between Toyota Motor Credit Corporation, Merrill Lynch,
               Pierce, Fenner & Smith Incorporated and Shearson Lehman Brothers
               Inc.

1.1(c) Amendment No. 2 to Distribution Agreement dated March 9, 1994 between Toyota Motor Credit Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co., J.P. Morgan Securities Inc. and Lehman Brothers, Lehman Brothers Inc.

4.2(a)         Form of Fixed Rate Global Medium-Term Note.

4.2(b)         Form of Floating Rate Global Medium-Term Note.



- ---------------------

(1) Incorporated herein by reference to Exhibit 1.1(a) filed with TMCC's Current Report on Form 8-K dated September 21, 1992.
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